Exhibit 10.14

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk ("***") and has been filed separately with the Securities and Exchange Commission.

Amendment No. 3

TO THE A330/A340 PURCHASE AGREEMENT

dated as of November 24, 1998

between

AVSA, S.A.R.L.,

and

US AIRWAYS GROUP, INC.

This Amendment No. 3 (hereinafter referred to as the "Amendment") entered into as of November 27, 2000, by and between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

WITNESSETH :

     WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330 and A340 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No.1 dated as of March 23, 2000 and Amendment No. 2 dated as of June 29, 2000 is hereinafter called the "Agreement".

     WHEREAS, the Buyer and the Seller agree to amend certain terms of the Agreement.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

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1.      DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

2.      DEFERRED PAYMENT INVENTORY

The Buyer and the Seller are entering, as of the date hereof, into an Amendment No. 8 to the Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 (the "A319/A320/A321 Agreement") relating to the *** of certain aircraft defined as "Reconfirmable Aircraft" under that agreement.

The Buyer and the Seller agree that Letter Agreement No. 14 to the Agreement is hereby amended by the addition of the following provisions to the end of the second paragraph of Paragraph 1 :

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***

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3.      EFFECT OF AMENDMENT

The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution hereof, and upon concurrent execution of Amendment No. 8 to the A319/A320/A321 Purchase Agreement to be dated the same date.

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4.      ASSIGNMENT

This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Amendment.

5.      GOVERNING LAW

THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

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     If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                                         Yours sincerely,

US AIRWAYS GROUP, INC.                        AVSA, S.A.R.L.

By: /s/ Thomas A. Fink                                 By: /s/ Francois Besnier

     Thomas A. Fink                                            Francois Besnier

Its: Vice President - Purchasing                         Its: AVSA Chief Executive Officer

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